POWER OF ATTORNEY
For Executing Reports under Section 16(a)
with respect to securities of
AXCELIS TECHNOLOGIES INC.
 The undersigned hereby constitutes and appoints each of Mary G.
Puma, Lynnette C. Fallon, Matthew C. Dallett and Stanley Keller, each acting singly, the undersigneds true and lawful attorney-in-fact, from the date hereof until this Power of Attorney is revoked, to:
(1) execute, for and on behalf of the undersigned, Forms 3, 4 and 5 with respect to securities of Axcelis Technologies, Inc. in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder, it being understood that the documents
executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his or her discretion; and
(2) do and perform any and all acts, for and on behalf of the undersigned, that may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 and the timely filing of such form with the
United States Securities and Exchange Commission and any other authority.
 The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully for all intents and purposes as the undersigned might or could do if personally present, with full power of
substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigneds responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.
 IN WITNESS WHEREOF, the undersigned has caused this Power of
Attorney to be executed this 27th day of August, 2007.

      __/s/ William Bintz_______________
      William Bintz